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                                                                   Exhibit 10.10

                       AMENDMENT NO. 5 TO LETTER AGREEMENT

     THIS AMENDMENT NO. 5, dated as of the 18th day of July, 1996, by and between BINKS MANUFACTURING COMPANY, a Delaware corporation, of Franklin Park, Illinois (herein called "Company"), and COMERICA BANK, a Michigan banking corporation, of Detroit, Michigan (herein called "Bank");

                                   WITNESSETH:

     WHEREAS, Company and Bank are parties to that certain Letter Agreement dated November 27, 1992, entered into by and between Company and Bank, as amended by Amendment No. 1 dated as of November 26, 1993, by Amendment No. 2 dated as of February 21, 1995, by Amendment No. 3 dated as of February 28, 1996, and by Amendment No. 4 dated as of May 1, 1996 (herein called the "Agreement");

     WHEREAS, to evidence the indebtedness of Company to Bank in respect of Loans made by Bank to or in favor of Company under or pursuant to the Agreement, Company executed and delivered unto Bank that certain Promissory Note dated November 27, 1992, made in the original principal amount of Five Million Dollars ($5,000,000.00), as amended by said Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4 (herein called the "Existing Note");

     WHEREAS, Company and Bank desire to further amend the Agreement, as herein provided;

     NOW THEREFORE, in consideration of the premises, and for other valuable consideration, Company and Bank and Bank hereby agree as follows:

1.   The Agreement is hereby amended as follows:

     (a) Section 1(1) is hereby amended and restated to read in its entirety as follows:

          "(1) 'Note' shall mean an Amended and Restated Promissory Note, in form similar to that attached Amendment No. 5 to this Agreement as Exhibit "A," with appropriate insertions, executed and delivered by Company unto Bank to evidence Company's liabilities and obligations to repay Bank the Loans, and the indebtedness of Company to Bank in respect thereof, and any and all extensions, renewals, amendments and/or restatements thereof."

     (b) Section 1(t) is hereby amended and restated to read in its entirety as follows:

          "(t) 'Request for Loan' means a request substantially in the form of Exhibit "B" attached to said Amendment No. 5 to this Agreement issued by Company to Bank and requesting that Bank make a Loan to or in favor of Company under this Agreement, as the same may be amended and/or restated from time to time."

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      (c)  Section 1 (v) is hereby amended and restated to read in its entirety as follows:

          "(v) 'Termination Date' means June 1, 1997."

     (d) Sections 2 and 6 are each hereby amended by deleting each of the references therein to the term "Five Million Dollars ($5,000,000.00)", and inserting "Ten Million Dollars ($10,000,000.00)" in place thereof.

2. In consideration of the increase in the amount of the credit facilities made available by Bank to Company under or pursuant to the Agreement, as herein provided, Company hereby agrees to execute and deliver unto Bank an Amended and Restated Promissory Note in form similar to that attached hereto as Exhibit "A", with appropriate insertions, in the principal amount of Ten Million Dollars ($10,000,000.00), to evidence the liabilities and obligations of Company to repay Bank all Loans made by Bank to or in favor of Company, and the indebtedness of Company to Bank in respect thereof, which Amended and Restated Promissory Note shall amend and restate, in its entirety, the existing Note.

3. The form of Request for Loan originally attached to the Agreement as Exhibit B is hereby amended and restated to conform to the form of Request for Loan attached hereto as Exhibit "B".

     Company hereby acknowledges that Bank has extended to Binks de Mexico, S.A. de C.V. (herein called "Binks de Mexico"), a Subsidiary (as defined in the Agreement) of Company, a line of credit in the principal amount of One Hundred Fifty Thousand Dollars ($150,000.00), subject to a Letter Agreement dated as of February 28, 1995, by and between Bank and Binks de Mexico (herein called the "Binks de Mexico Agreement"). Company previously executed and delivered unto Bank a Guaranty dated January 19, 1993, wherein Company unconditionally guaranteed the repayment of all indebtedness of Binks de Mexico to Bank, and Company hereby acknowledges, ratifies and affirms its liabilities and obligations under said Guaranty. Company further acknowledges and agrees that, to the extent of the principal amount outstanding at any time under the Binks de Mexico Agreement, the maximum amount available for borrowing under and pursuant to the terms and conditions of the Agreement, whether Loans or Acceptances, shall be reduced by a like amount.

     Company hereby represents and warrants that, after giving effect to the amendments contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Company's corporate powers, have been duly authorized, are not in contravention of law or the terms of the Company's Articles of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of Company set forth in Section 15(a) through 15(f) of the Agreement are true and correct on and

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as of the date hereof with the same force and effect as if made on and as of the date hereof; (c) the continuing representations and warranties of Company set forth in Section 15(g) of the Agreement are true and correct as of the date hereof with respect to the most recent financial statements furnished to the Bank by Company in accordance with Section 16(a) of the Agreement; and (d) no Default or Event of Default has occurred and is continuing as of the date hereof.

     This Amendment shall be effective as of the date hereof.

     Except as modified hereby, all of the terms and conditions of the Agreement shall remain in full force and effect.

     Capitalized terms used but not otherwise expressly defined herein shall have the respective meanings ascribed to them in the Agreement, as amended hereby.

     WITNESS the due execution hereof on the day and year first above written.


COMERICA BANK                           BINKS MANUFACTURING COMPANY


By:  /s/                                By:  /s/ Doran J. Unshuld
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Its:  Vice President                    Its:  President and CEO
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